UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 29, 2009

________________________

OCCULOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12707 High Bluff Drive, Second Floor
San Diego, California 92130
 (Address of principal executive offices, including zip code)

(858) 794-1400
(Registrant’s telephone number, including area code)

2600 Skymark Avenue, Unit 9, Suite 103
Mississauga, Ontario L4W 5B2
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

As described in Items 4.01(a) and (b) below, OccuLogix, Inc. dba TearLab Corporation (the “Company”) has agreed to replace Ernst & Young LLP (Canada) (“EY Canada”) as the Company’s independent registered public accounting firm with Ernst & Young LLP (United States) (“EY United States”) as its independent registered public accounting firm. As described below, the change in independent public accounting firms is not the result of any disagreement with EY Canada.

Item 4.01(a)	Previous Independent Accountants

(i)     On January 29, 2009, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company (the “Board”) approved the replacement of EY Canada as the Company’s independent registered public accounting firm with EY United States.  EY Canada elected not to stand for re-election due to the relocation of the Company’s principal executive offices to San Diego, California, where EY United States has an office, whereas EY Canada has no office convenient to the Company’s business activities.

The reports of EY Canada on the consolidated financial statements for Company’s two most recent fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that EY Canada’s reports for such years contained an explanatory paragraph regarding uncertainties about the Company’s ability to continue as a going concern.

(ii)     In connection with its audits for the years ended December 31, 2007 and 2006 and in the subsequent interim periods through September 30, 2008 and through the date of appointment of EY United States, there were (1) no disagreements with EY Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY Canada would have caused them to make reference thereto in connection with its reports on the financial statements for such years and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that as of December 31, 2007, the Company’s internal control over financial reporting was not effective due to the existence of a material weakness as more fully described in Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2007.  The Company concluded that a material weakness in internal control over financial reporting existed related to its control environment because the Company did not have sufficient resources to address complex financial accounting matters.

(iii)     The Company has requested EY Canada to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EY Canada agrees with the above statements. A copy of EY Canada’s letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 4.01(b)	New Independent Accountants

On January 29, 2009, the Audit Committee engaged EY United States as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2008. During the Company's two most recent fiscal years ended December 31, 2007 and the subsequent interim period through January 29, 2009, EY United States was not consulted on any matters identified within Items 304(a)(2)(i) and (ii) of regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, Chartered Accountants, Canada, dated February 4, 2009, addressed to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCULOGIX, INC.

By:	/s/ William G. Dumencu
William G. Dumencu Chief Financial Officer

Date:  February 4, 2009